Exhibit 99.1

© Copyright 2016 Tonix Pharmaceuticals - Confidential - Do not duplicate or distribute NASDAQ: TNXP Investor Presentation May 2016 © 2016 Tonix Pharmaceuticals Holding Corp. Version: P0018 - 05 - 23 - 16

2 © Copyright 2016 Tonix Pharmaceuticals Cautionary note on forward - looking statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate,” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, substantial competition ; our possible need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties ; and risks related to failure to obtain U . S Food and Drug Administration clearances or approvals and noncompliance with its regulations . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2015 , as filed with the Securities and Exchange Commission (the “SEC”) on March 3 , 2016 , and future periodic reports filed with the SEC on or after the date hereof . All of the Company's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

3 © Copyright 2016 Tonix Pharmaceuticals Developing innovative medicines for large and growing markets • Targeting two common central nervous system disorders ‒ One clinical - stage proprietary candidate targeting two indications ‒ Differentiated product with potential for sustainable competitive advantages • Fibromyalgia – Phase 3 trial to report in 3Q ‒ TNX - 102 SL 2.8 mg was active in a Phase 2b study of Fibromyalgia ‒ Central pain disorder ‒ Phase 3 study (AFFIRM) enrollment complete • Post - traumatic stress disorder – Phase 2 trial reported May 2016 ‒ TNX - 102 SL 5.6 mg was active in treating military - related PTSD ‒ Serious mental health problem 1 ‒ Planning Phase 3 program in military - related PTSD • All intellectual property owned by Tonix 1 Schnurr, PP et al., Contemporary Clinical Trials 2015;41:75.

4 © Copyright 2016 Tonix Pharmaceuticals Candidate Indication Near - term Catalyst TNX - 102 SL 2.8 mg ( Tonmya ® *) Fibromyalgia Top line data 3Q 2016 TNX - 102 SL 5.6 mg Post - Traumatic Stress Disorder Phase 3 starting 1Q 2017 Pipeline led by TNX - 102 SL for fibromyalgia Preclinical Phase 1 Phase 2 Phase 3 NDA Market NDA = New Drug Application; FDA = U.S. Food and Drug Administration. T NX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication. * Tonmya ® has been conditionally accepted by the FDA as the proposed tradename of TNX - 102 SL for fibromyalgia.

5 © Copyright 2016 Tonix Pharmaceuticals Concept: Fibromyalgia is inappropriate central pain signaling in the absence of peripheral injury Volkswagen Check Engine [Photograph]. (2011, October 14). Wikipedia • Pain is a sensor system in the brain similar to a check engine light on a car’s dashboard • When the check engine light malfunctions, the light is on even though the car is not malfunctioning • Similarly, in fibromyalgia, the pain alarm is turned on even though there has been no peripheral nerve tissue injury

6 © Copyright 2016 Tonix Pharmaceuticals Fibromyalgia is a chronic, debilitating disorder that imposes a significant societal and economic burden • Fibromyalgia is considered neurobiological disorder characterized by 1 : • Believed to result from amplified sensory and pain signaling in central nervous system 1 • Causes significant impairment in all areas of life 2 ‒ Lower levels of health - related quality of life – reduced daily functioning ‒ Interference with work (loss of productivity, disability) • Inflicts substantial strain on the healthcare system ‒ Average patient has 20 physician office visits per year 3 ‒ Annual direct medical costs are twice those for non - fibromyalgia individuals 4 1 Phillips K & Clauw DJ, Best Pract Res Clin Rheumatol 2011;25:141. 2 Schaefer et al., Pain Pract , 2015. 3 Robinson et al, Pain Medicine 2013;14:1400. 4 White et al, J Occupational Environ Med 2008;50:13. – Chronic widespread pain – Nonrestorative sleep – Fatigue – Diminished cognition

7 © Copyright 2016 Tonix Pharmaceuticals Fibromyalgia is a prevalent disorder but remains underdiagnosed 1 Lawrence et al, Arthritis Rheum 2008;58:26; Vincent et al, Arthritis Care Res 2013;65:786; Jones et al, Arthritis Rheum 2015;67:568; U.S. Census Bureau, 2013 Projection . 2 Robinson RL et al, Pain Med 2012;13:1366. 3 Independent study conducted by IMS Consulting Group, April 2015 using IMS MIDAS (ex - manufacturing price), factored for fibromyalgia based on IMS National Disease and Therapeutic Index (NDTI). 4 Product sales derived from IMS MIDAS; IMS NDTI used to factor usage for fibromyalgia; data accessed April 2015. Affects 2 - 6% (5 - 15 M) of U.S. adults 1 • 1.1% diagnosis rate = 2.7 million U.S. adults 1 ‒ Suggests under - diagnosis • Approximately 2.3 million U.S. adults receive treatment 2 • Approved drugs achieved 2014 U.S. sales of $1.2 billion 4 ‒ Represent about 5.6 million prescriptions 3 Estimated that >22 million prescriptions are issued for the treatment of fibromyalgia (on - and off - label usage) each year 2,3

8 © Copyright 2016 Tonix Pharmaceuticals Fewer than half of those treated for fibromyalgia receive sustained benefit from the three currently marketed drugs • The treatment objective is to restore functionality and quality of life by broadly improving symptoms while avoiding significant side effects • The majority fail therapy due to lack of a response or poor tolerability 1 Respond, but intolerant of side effects Do not respond 25% 35% 60% failure rate 1 Market research by Frost & Sullivan, commissioned by Tonix (2011). Treated Population

9 © Copyright 2016 Tonix Pharmaceuticals Large need for new fibromyalgia therapies that provide broad symptom improvement with better tolerability • Currently - approved medications may have side effects that limit long - term use 1 ‒ Many patients skip doses or discontinue altogether within months of treatment initiation • Medication - related side effects may be similar to fibromyalgia symptoms • High rates of discontinuation, switching and augmentation ‒ A ttempt to treat multiple symptoms and/or avoid intolerable side effects ‒ Average of 2 - 3 medications used simultaneously 2 ‒ The typical patient has tried six different medications 3 • Substantial off - label use of narcotic painkillers and prescription sleep aids 3 1 Nuesch et al, Ann Rheum Dis 2013;72:955 - 62. 2 Robinson RL et al, Pain Medicine 2012;13:1366. 3 “Patient Trends: Fibromyalgia”, Decision Resources, 2011.

10 © Copyright 2016 Tonix Pharmaceuticals Tonix is developing TNX - 102 SL for fibromyalgia • Advanced sublingual tablet containing low - dose cyclobenzaprine (CBP) ‒ Designed for daily bedtime administration with no titration ‒ Efficient transmucosal absorption ‒ Avoidance of first - pass metabolism reduces formation of long - lived metabolite • TNX - 102 SL’s pharmacologic action is believed to improve sleep quality ‒ Non - restorative sleep is a common clinical and diagnostic feature of fibromyalgia 1 ‒ Evolving understanding of the role of sleep in pain control and fibromyalgia development 2 ‒ TNX - 102 SL targets receptors believed to play key roles in sleep physiology • Phase 2b “BESTFIT” study was successfully completed in 3Q14 • Topline data from ongoing Phase 3 “AFFIRM” study expected to report in 3Q16 1 Swick TJ, Ther Adv Musculoskel Dis 2011;3:167 - 178. 2 Choy EH, Nat Rev Rheumatol ; 2015: 11:513 - 520. TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

11 © Copyright 2016 Tonix Pharmaceuticals Phase 2b “BESTFIT” study of TNX - 102 SL in fibromyalgia • BESTFIT = BE dtime S ublingual T NX - 102 SL as F ibromyalgia I ntervention T herapy ‒ Randomized, double - blind, placebo - controlled trial ‒ 2010 American College of Rheumatology diagnostic criteria for fibromyalgia ‒ 205 participants randomized 1:1 at 17 U.S. sites ‒ Sublingual tablet of TNX - 102 SL 2.8 mg or placebo daily at bedtime for 12 weeks ‒ Evaluated measures of pain, sleep quality, and other assessments of fibromyalgia TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

12 © Copyright 2016 Tonix Pharmaceuticals BESTFIT results on key clinical endpoints Category Endpoint – week 12 1 p value Pain Relief 30% responder analysis 2 0.033 Sleep Quality PROMIS Sleep Disturbance 0.005 Overal l response to therapy PGIC 0.025 Assessment of disease impact FIQ - R Total score 0.014 1 Intent - to - treat analysis, N=205 (TNX - 102 SL N=103, placebo N=102). 2 FDA - accepted primary endpoint in current Phase 3 AFFIRM study. Source: Phase 2b BESTFIT study data. TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication. BESTFIT pre - specified primary endpoint: change in week 12 mean pain score (p=0.172) • PROMIS = Patient - Reported Outcomes Measurement Information System • PGIC = Patient Global Impression of Change • FIQ - R = Fibromyalgia Impact Questionnaire - Revised p < 0.05  statistically significant

13 © Copyright 2016 Tonix Pharmaceuticals TNX - 102 SL safety and tolerability profile in the BESTFIT study • No serious adverse events (SAE) reported with TNX - 102 SL • Systemic adverse events reported by at least 3% of the total BESTFIT population • Most frequent local adverse events were administration site reactions ‒ Previously reported in Phase 1 studies; no detectable bias on efficacy results ‒ Transient tongue numbness (44% TNX - 102 SL vs. 2% placebo) ‒ Abnormal taste (8% TNX - 102 SL vs. 0% placebo) • Trial completion rates of 86% with TNX - 102 SL vs. 83% with placebo Source: Lederman et al., poster at American College of Rheumatology, 2015. TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication. TNX - 102 SL (N=103) Placebo (N=101) Total (N=204) Somnolence 1.9 6.9 4.4 Dry Mouth 3.9 4.0 3.9 Back Pain 4.9 3.0 3.9 Nausea 4.9 2.0 3.4 Sinusitis 3.9 3.0 3.4

14 © Copyright 2016 Tonix Pharmaceuticals • Phase 3 AFFIRM Study is fully enrolled • Second Phase 3 Study (“REAFFIRM”) expected to begin in 2Q 2016 - Expected to be similar to AFFIRM in design and sample size Enrollment completed in TNX - 102 SL in Phase 3 trial for fibromyalgia • Randomized, double - blind, placebo - controlled study in fibromyalgia • N=500; approximately 35 U.S. clinical sites • Primary efficacy endpoint: ‒ Difference in 30% pain responder analysis at Week 12 between TNX - 102 SL and placebo Placebo once - daily at bedtime 12 weeks TNX - 102 SL once - daily at bedtime N = 250 N = 250 2.8 mg open - label extension TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication. Topline data expected 3Q 2016

15 © Copyright 2016 Tonix Pharmaceuticals TNX - 102 SL in Phase 2 development for post - traumatic stress disorder (PTSD) Phase 1 Phase 2 Phase 3 NDA * Tonmya ® has been conditionally accepted by the FDA as the proposed tradename of TNX - 102 SL for fibromyalgia. NDA = New Drug Application; FDA = U.S. Food and Drug Administration. T NX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication. Candidate Indication Near - term Catalyst TNX - 102 SL ( Tonmya ® *) 2.8 mg Fibromyalgia Top line data 3Q 2016 TNX - 102 SL 5.6 mg Post - Traumatic Stress Disorder Phase 3 Starting 1Q 2017 Preclinical Phase 1 Phase 2 Phase 3 NDA Market

16 © Copyright 2016 Tonix Pharmaceuticals PTSD is a chronic stress disorder triggered by a traumatic event • PTSD is characterized by: • Considered a stress response, but prolonged and does not resolve with time ‒ 20% of women and 8% of men who experience significant trauma develop PTSD 1 • Associated with significant life disruption ‒ Social isolation, inability to maintain employment, loss of independent living ‒ Unpredictable acts of violence, suicidal thoughts – re - experiencing the triggering event – negative alterations in mood/cognition – situation/stimulus avoidance – hyperarousal (anxiety, agitation & sleep disturbance) 1 Kessler et al, Arch Gen Psychiatry 1995;52:1048.

17 © Copyright 2016 Tonix Pharmaceuticals PTSD is a prevalent problem for both civilians and the military • ~70% are considered to have moderate to severe symptoms • Of those diagnosed, ~50% utilize professional healthcare ( psychotherapy/pharmacotherapy) 2 1 Kessler RC at al, Arch Gen Psychiatry 2013;62:617; U.S. Census Bureau, 2013 Projection. 2 Wang et al, Arch Gen Psychiatry 2005;62:629. 3 Report on VA Facility Specific Operation Enduring Freedom (OEF), Operation Iraqi Freedom (OIF), and Operation New Dawn (OND) Veterans Diagnosed with Potential or Provisional PTSD. 4 Bowe et al, J Dual Diagnosis 2015;11:22. Affects 3.5% (8.5 M) U.S. Adults 1 • Higher prevalence in military population - 20% of veterans from recent conflicts will have potential/provisional PTSD 3 - ~638,000 veterans with PTSD in the VA health system (2012) 4 - Majority are male - Alcohol and substance abuse are common

18 © Copyright 2016 Tonix Pharmaceuticals PTSD veteran population: recent conflicts only Veteran Administration (VA) records indicate that 20% of veterans from recent conflicts will have potential or provisional PTSD Source: Report on VA Facility Specific Operation Enduring Freedom (OEF), Operation Iraqi Freedom (OIF), and Operation New Dawn (OND) Veterans Diagnosed with Potential or Provisional PTSD. Cumulative from 1 st Qtr FY 2002 through 1 st Qtr FY 2014 (October 1, 2001 – March 31, 2014 ). 1,781,000 350,898 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2,000,000 Veterans of Recent Conflicts PTSD Veterans Involved in Recent Conflicts Veterans From Recent Conflicts

19 © Copyright 2016 Tonix Pharmaceuticals PTSD veteran population: all conflicts 1 Bernardy et al., J Clin Psychiatry, 2012, 73:297 - 303. 2 Bowe et al, J Dual Diagnosis, 2014, 11:22 - 32. The number of veterans in the VA system and diagnosed with PTSD has been rising 1,2 • Does not include veterans with PTSD not treated or diagnosed in the VA system 100,000 200,000 300,000 400,000 500,000 600,000 700,000 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Vets in VA diagnosed with PTSD Bernardy, et al (2012) Bowe, et al (2014)

20 © Copyright 2016 Tonix Pharmaceuticals Significant gap in current therapeutic landscape for PTSD • Medicines approved for PTSD often provide inadequate and/or inconsistent benefit ‒ Limited to two SSRI antidepressants, both of which carry suicidality warnings ‒ U.S. Institute of Medicine (IOM) concluded that evidence of treatment effect is low 1 ‒ Lack of efficacy evidence in those with a history of combat - related trauma 2 ‒ No new therapy since 2001 • Sleep dysfunction in PTSD is resistant to currently - approved options ‒ 95%+ report insomnia, 83% report recurrent dreams of the trauma 3 ‒ Correlated with disease severity, depression, substance abuse and suicide 4 ‒ Drugs approved for insomnia have been shown to not improve PTSD sleep dysfunction • Off - label use of anxiolytics, sedative - hypnotics, and antipsychotics is common 5 ‒ Limited evidence of effectiveness; may be harmful ‒ May interfere with other treatments such as cognitive behavioral therapy (CBT) SSRI = selective serotonin reuptake inhibitor. 1 Marshall et al, Am J Psychiatry 2001;158:1982. 2 Jonathan Davidson, personal communications, 2014. 3 Green B. Post - traumatic stress disorder: Symptom profiles in men and women. Curr Med Res Opin 2003;19:200 – 4. 4 Germain et al, J Anxiety Disord 2005;19:233; Krakow et al, J Nerv Ment Dis 2002;190:442. 5 Bernardy et al., J Clin Psychiatry, 2012, 73:297 - 303.

21 © Copyright 2016 Tonix Pharmaceuticals Targeting sleep quality is a novel mechanism of action in PTSD therapy • PTSD patients complain of sleep disturbance as a core symptom 1 ‒ Distressing dreams (nightmares) are part of “re - experiencing” ‒ Avoidance can be of bed/sleep due to fear of nightmares ‒ Restless sleep is part of the “hyper - arousal” cluster of PTSD diagnostic criteria • Sleep disturbance after trauma is linked to onset of PTSD 2 • Sleep disturbance also correlates with depression, substance abuse and suicidal behaviors in PTSD 3 • TNX - 102 SL is a tricyclic molecule that potently targets three molecular mechanisms 4 , each of which is associated with treating aspects of disturbed sleep, enhancing sleep quality ‒ Blocks the 5 - HT 2A receptor (like trazodone ) ‒ Blocks the α 1 adrenergic receptor (like prazosin ) ‒ Blocks the H 1 receptor (like low - dose doxepin) 1 American Psychiatric Association: Diagnostic and Statistical Manual of Mental Disorders, Fifth Edition, 2013. 2 Koren et al, AJP 159:855 - 857, 2002; Mellman et al, AJP 159:1969 - 1701, 2002. 3 Germain , AJP 170:372 - 382, 2013; McHugh et al, J Traumatic Stress 27:82 - 89, 2014 Betts et al, Journal of Anxiety Disorders 27:735 - 41, 2013. 4 Daugherty et al, Society of Biological Psychiatry 70 th Annual Scientific Convention, May 14 - 16, 2015 Toronto, Ontario, Canada. T NX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

22 © Copyright 2016 Tonix Pharmaceuticals Tonix’s AtEase study in military - related PTSD: primary endpoint • Primary endpoint is the change from baseline of the Clinician Administered PTSD Scale for DSM - 5 (CAPS - 5) ‒ Gold standard for assessment of PTSD severity ‒ Endpoint used in prior pivotal studies for FDA approved therapies ‒ Raters were trained, certified, and monitored for reliability throughout the study

23 © Copyright 2016 Tonix Pharmaceuticals Limitations of current FDA - approved pharmacotherapies for PTSD • No treatment response observed in U.S. military population ‒ Sertraline: negative large multicenter trial in U.S. military veterans 1 ‒ Placebo numerically superior on CAPS - 2 ‒ Paroxetine: not studied in military population • Inconsistent treatment response observed in males ‒ Sertraline: FDA - conducted post - hoc analysis concluded no effect for male civilian subgroup 2 ‒ Paroxetine: no gender - related difference in treatment outcome 3 • Important tolerability issues with SSRIs in this population ‒ Sexual dysfunction ‒ Insomnia 1 Friedman MJ et al. J Clin Psychiatry 2007;68:711 - 20. 2 Zoloft ® Package Insert, Pfizer , August 2014. 3 Paxil® P ackage Insert, Glaxo, June 2014.

24 © Copyright 2016 Tonix Pharmaceuticals Phase 2 AtEase trial of TNX - 102 SL in PTSD • Randomized, double - blind, placebo - controlled trial in military - related PTSD • Analysis from 231 patients; 24 U.S. clinical sites • Primary efficacy endpoint: ‒ Difference in Clinician - Administered PTSD Scale (CAPS) score between TNX - 102 SL 2.8 mg and placebo at week 12 TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication. TNX - 102 SL was active at 5.6 mg dose TNX - 102 SL at bedtime once - daily Placebo at bedtime once - daily 12 weeks N= 90 TNX - 102 SL at bedtime once - daily N= 92 N= 49 2.8 mg 5.6 mg open - label extension

25 © Copyright 2016 Tonix Pharmaceuticals Phase 2 AtEase study of TNX - 102 SL in PTSD • AtEase Study ‒ Randomized , double - blind, placebo - controlled trial ‒ DSM - 5 diagnostic criteria for PTSD ‒ 231 participants studied 2:1:2 at 25 U.S. sites ‒ 1 x TNX - 102 SL 2.8 mg: 2 x TNX - 102 SL 2.8 mg: placebo ‒ Evaluated CAPS - 5 as primary endpoint ‒ Pre - specified primary analysis was 2.8 mg dose TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

26 © Copyright 2016 Tonix Pharmaceuticals AtEase results on key clinical endpoints Category Endpoint – week 12 1 p value PTSD Symptoms CAPS - 5 (MMRM with MI) 0.031 Global improvement CGI - I 0.041 Arousal and reactivity CAPS - 5 cluster 0.048 Sleep Quality CAPS - 5 sleep 0.010 TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication. AtEase pre - specified primary analysis : change from baseline at week 12 mean CAPS - 5 score on 2.8 mg ( p=0.211) • MMRM with MI: Mixed - effect Model Repeated Measures with Multiple Imputation • CAPS - 5: Clinician Administered PTSD Scale - 5 • C GI - I: Clinician Global Impression - Improvement p < 0.05  statistically significant 1 Intent - to - treat analysis, N=231 (TNX - 102 SL 2.8 mg N=90, TNX - 102 SL 5.6 mg N= 49, placebo N=92). TNX - 102 SL 5.6 mg subgroup compared to placebo

27 © Copyright 2016 Tonix Pharmaceuticals TNX - 102 SL safety and tolerability profile in the AtEase study No serious adverse events reported with TNX - 102 SL deemed related to treatment TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication. Administration Site Reactions Placebo ( N=94) TNX - 102 SL 2.8 mg ( N=93) TNX - 102 SL 5.6 mg (N=50) Total TNX - 102 SL ( N=143) Hypoaesthesia oral 2.1% 38.7% 36.0% 37.8% Paraesthesia 3.2% 16.1% 4.0% 11.9% Glossodynia 1.1% 3.2% 6.0% 4.2% Systemic Adverse Events Somnolence 6.4% 11.8% 16.0% 13.3% Dry Mouth 10.6% 4.3% 16.0% 8.4% Headache 4.3% 5.4% 12.0% 7.7% Insomnia 8.5% 7.5% 6.5% 7.0% Sedation 1.1% 2.2% 12.0% 5.6% Trial completion rates: 73% placebo; 79% TNX - 102 SL 2.8 mg; 84% TNX - 102 SL 5.6 mg

28 © Copyright 2016 Tonix Pharmaceuticals Phase 3 program in PTSD being planned General Study Characteristics : • Randomized , double - blind, placebo - controlled study in PTSD • N~450 ; approximately 35 U.S. clinical sites Primary Efficacy E ndpoint : • Difference in total CAPS - 5 analysis at Week 12 between TNX - 102 SL 5.6 mg and placebo Placebo once - daily at bedtime 12 weeks TNX - 102 SL once - daily at bedtime N ~ 225 N ~ 225 5.6 mg open - label extension TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication. Topline data anticipated 1H 2018 Two Phase 3 studies: • Military - related PTSD • R epeat AtEase • C ivilian PTSD Targeting to start 1Q 2017

29 © Copyright 2016 Tonix Pharmaceuticals Intellectual property • Composition - of - matter (eutectic) ‒ Patents filed ‒ Protection expected to 2034 • Pharmacokinetics (PK) ‒ Patents filed ‒ Protection expected to 2033 • Method - of - use ‒ Fibromyalgia : patents issued, 2020 expiry ‒ PTSD: patents filed TNX - 102 SL Fibromyalgia , PTSD Wholly - owned by Tonix with no obligations to others TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

30 © Copyright 2016 Tonix Pharmaceuticals TNX - 102 SL: a ctive pharmaceutical i ngredient • Cyclobenzaprine is a tricyclic molecule that binds to a number of central nervous system (CNS) receptor types • Highest affinity for three receptors believed to have a role in treating sleep disturbances ‒ 5 - HT 2A receptor ‒ a 1 adrenergic receptor ‒ H 1 receptor TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

31 © Copyright 2016 Tonix Pharmaceuticals Properties of cyclobenzaprine and its metabolite norcyclobenzaprine : opportunity to modify pharmacokinetic profile 0 5 10 15 20 25 30 35 40 45 50 Receptor Affinity (Ki ( nM ) M 1 α 1b D 1 5HT 2b α 2b α 2c 5 - HT Transporter D3 NE Transporter 5 - HT 2c H 1 5 - HT 2a M 1 5 - HT 2c NE Transporter 5 - HT 2b H 1 5 - HT 2a α 1a α 1b Lower Affinity Higher Affinity Receptor Binding Dot Plots for Human Receptors Cyclobenzaprine Norcyclobenzaprine • Product of first - pass hepatic metabolism • Persistent - half - life (t 1/2 ) ~72 hours • Less selective for target receptors • Contributes equally to daytime and nighttime exposure • Potential for adverse events • High affinity for 3 receptors believed to have a role in sleep quality 5 - HT 2a H 1 a 1a • Functional assays ൎ antagonism Cyclobenzaprine Properties: Norcyclobenzaprine Properties: α 1a x

32 © Copyright 2016 Tonix Pharmaceuticals Cyclobenzaprine is detected in plasma within minutes following sublingual TNX - 102 SL Plasma Concentration Versus Time of TNX - 102 SL Compared to oral Cyclobenzaprine IR 0 0.5 1.0 1.5 Concentration (ng/L) 2500 1500 1000 500 2000 0 TNX - 102 SL 2.8 mg (sublingual) Cyclobenzaprine IR 5 mg (oral) Time (h) Source: U.S. Patent applications 13/918,692 – Transmucosal absorption. TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

33 © Copyright 2016 Tonix Pharmaceuticals TNX - 102 SL: Pharmacokinetic profile after sublingual route of administration • Very rapid absorption after dosing (measurable in plasma within 3 minutes of administration) ‒ Maintains T max at ~4 hours after administration ‒ Approximately 50% of exposure to cyclobenzaprine occurs during first 8 hours • Avoids first - pass hepatic metabolism to persistent metabolite, norcyclobenzaprine ‒ Large reduction in exposure to norcyclobenzaprine ( - 48% AUC 0 - 48 ) ‒ Should equally reduce both daytime and nighttime exposure to norcyclobenzaprine at steady - state ‒ Decreased potential for adverse events TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

34 © Copyright 2016 Tonix Pharmaceuticals 2% 4% 7% 4% 0% 15% 30% Somnolence Dry Mouth TNX-102 SL Placebo Somnolence and dry mouth with oral and sublingual c yclobenzaprine in f ibromyalgia patients • ORAL – Phase 2a 1 : ‒ Dose TNX - 102 (CBP capsules, 1 mg) ‒ Dosing regimen ‒ titrated from 1 mg to a range of 2 to 4 mg ‒ average of 3.1 mg per day ‒ Administered once daily for 8 weeks ‒ Administered between dinner and bedtime • SUBLINGUAL – Phase 2b (BESTFIT) 2 : ‒ Dose TNX - 102 SL (CBP sublingual tablets, 2.8 mg) ‒ Dosing regimen ‒ 2.8 mg per day ‒ Administered once daily for 12 weeks ‒ Administered at bedtime 1 Moldofsky H, et al “Effects of bedtime very low dose cyclobenzaprine…” J. Rheumatol 2011 38:2653. 2 Lederman, S et al., Arthritis Rheumatol . 2015; 67 ( suppl 10 ) . TNX - 102 (CBP HCl capsules, 1 mg) and TNX - 102 SL (CBP HCl sublingual tablets, 2.8 mg) are Investigational New Drugs and are not approved for any indication. 22% 33% 11% 6% 0% 15% 30% Somnolence Dry Mouth TNX-102 Placebo (N=18) (N=18 ) (N=103) (N=101)

35 © Copyright 2016 Tonix Pharmaceuticals Formulation with base increases systemic absorption of sublingual cyclobenzaprine 1 Concentration gradient increases diffusion of free base across oral mucosa (Le Chatelier’s Principle) CBP - HCl Cyclobenzaprine free base Oral mucosa CBP - HCl Low pH (acidic) High pH (basic) Systemic exposure Base (K 2 HPO 4 ) + + + + + + + + + + + + + + + + + + + + + + + + + + +f + + + + + + + 1 U.S. Patent applications 13/918,692, 14/214,433 and 14/776,624 - Eutectic Formulations.

36 © Copyright 2016 Tonix Pharmaceuticals Proprietary cyclobenzaprine hydrochloride eutectic mixture stabilizes tablet formulation 1 Base particle (K 2 HPO 4 ) Base particle (K 2 HPO 4 ) Base particle (K 2 HPO 4 ) Eutectic formulation Protective crystal Cyclobenzaprine - HCl (CBP - HCl) Eutectic formulation protects CBP - HCl from base and makes stable tablet with rapid absorption properties Pure CBP - HCl interacts with base and tablet disintegrates Cyclobenzaprine free base Protectic™ 1 U.S. Patent applications 14/214,433 and 14/776,624 - Eutectic Formulations.

37 © Copyright 2016 Tonix Pharmaceuticals Financial overview NASDAQ: TNXP Cash, cash equivalents, and marketable securities reported at March 31, 2016 $ 27.5 million Shares outstanding (May 25, 2016) 18.9 million

38 © Copyright 2016 Tonix Pharmaceuticals Management team Seth Lederman, MD President & CEO Jessica Edgar Morris EVP, Administration Bruce Daugherty, PhD, MBA Chief Scientific Officer Ronald Notvest, PhD EVP, Commercial Planning & Development Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer

39 © Copyright 2016 Tonix Pharmaceuticals Board of directors Seth Lederman, MD Chairman Ernest Mario, PhD ALZA, Glaxo, Reliant Pharma John Rhodes NYSERDA, NRDC, Booz Allen Hamilton Samuel Saks, MD Jazz Pharma, ALZA, Johnson & Johnson Charles Mather BTIG, Janney, Jefferies, Cowen, Smith Barney Stuart Davidson Labrador Ventures, Alkermes , Combion Patrick Grace Apollo Philanthropy, WR Grace, Chemed Donald Landry, MD, PhD Chair of Medicine, Columbia University

40 © Copyright 2016 Tonix Pharmaceuticals Milestones – recent and upcoming TNX - 102 SL – Fibromyalgia □ May 2015 Began Phase 3 AFFIRM study □ November 2015 Presented additional data from Phase 2b BESTFIT study at ACR Meeting □ May 2016 Reported completion of enrollment in P3 AFFIRM study □ Q3 2016 Report results from P3 AFFIRM study TNX - 102 SL – Post - Traumatic Stress Disorder □ December 2015 Entered into Collaborative Research and Development Agreement (CRADA) with the United States Army Medical Materiel Development Activity (USAMMDA) □ December 2015 Reported completion of enrollment in Phase 2 AtEase study □ 2 nd Half May 2016 Report results from AtEase study x x x x x x

© Copyright 2016 Tonix Pharmaceuticals - Confidential - Do not duplicate or distribute NASDAQ: TNXP 509 Madison Avenue New York, NY 10022 (212) 980 - 9155 www.tonixpharma.com